Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com

LITTELFUSE REPORTS THIRD QUARTER RESULTS FOR 2022
Year-to-date record performance driven by global business execution
CHICAGO, November 1, 2022 - Littelfuse, Inc. (NASDAQ: LFUS), an industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the third quarter ended October 1, 2022:

•Net sales of $658.9 million were up 22% versus the prior year period, and up 8% organically
•GAAP diluted EPS was $3.02; adjusted diluted EPS was $4.28, up 8% versus the prior year period
•Cash flow from operations was $148.1 million; free cash flow was $126.5 million, 41% higher than the prior year period
•On September 29, the company released its 2021 Sustainability Report
“In the third quarter, we continued the outstanding performance we achieved during the first half of this year, once again exceeding our expectations,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “Our strong results were driven by growth from global business wins, additions from acquisitions, and progress on our operational excellence initiatives. Our significant achievements to date position us for ongoing long-term profitable growth within the mega themes of sustainability, connectivity, and safety.”

Fourth Quarter of 2022*
Based on current market conditions, for the fourth quarter the company expects,
•Net sales in the range of $603 to $623 million, the midpoint of which represents 11% growth over the prior year and 4% organic growth; includes an approximately 700 basis point year-over-year sales headwind from foreign exchange and last year’s extra “14th week”
•Adjusted diluted EPS in the range of $3.14 to $3.34; the midpoint of which represents 11% growth over the prior year when excluding last year’s combined $0.25 benefit from a tax holiday and “14th week”
*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.
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Dividend
•The company will pay a cash dividend on its common stock of $0.60 per share on December 8, 2022, to shareholders of record as of November 24, 2022

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, November 2, 2022, at 9:00 a.m. Central Time to discuss the results.The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse (NASDAQ: LFUS) is an industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 15 countries, and with approximately 19,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse's accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended January 1, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended January 1, 2022, its Quarterly Report on Form 10-Q for the quarter ended July 2, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.
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Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163

LFUS-F
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LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	October 1, 2022	January 1, 2022
ASSETS
Current assets:
Cash and cash equivalents	$474,003	$478,473
Short-term investments	79	28
Trade receivables, less allowances of $83,872 and $59,232 at October 1, 2022 and January 1, 2022, respectively	339,729	275,192
Inventories	536,026	445,671
Prepaid income taxes and income taxes receivable	5,833	2,035
Prepaid expenses and other current assets	75,643	68,812
Total current assets	1,431,313	1,270,211
Net property, plant, and equipment	458,234	437,889
Intangible assets, net of amortization	605,310	407,126
Goodwill	1,168,458	929,790
Investments	23,770	39,211
Deferred income taxes	10,461	13,127
Right of use lease assets, net	46,175	29,616
Other long-term assets	34,207	24,734
Total assets	$3,777,928	$3,151,704
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$219,447	$222,039
Accrued liabilities	177,127	159,689
Accrued income taxes	42,016	27,905
Current portion of long-term debt	10,220	25,000
Total current liabilities	448,810	434,633
Long-term debt, less current portion	975,610	611,897
Deferred income taxes	116,595	81,289
Accrued post-retirement benefits	36,842	37,037
Non-current operating lease liabilities	35,778	22,305
Other long-term liabilities	75,402	71,023
Total equity	2,088,891	1,893,520
Total liabilities and equity	$3,777,928	$3,151,704

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
(in thousands, except per share data)	October 1, 2022	September 25, 2021	October 1, 2022	September 25, 2021
Net sales	$658,880	$539,581	$1,900,646	$1,526,863
Cost of sales	402,059	325,009	1,122,258	954,429
Gross profit	256,821	214,572	778,388	572,434

Selling, general, and administrative expenses	90,219	67,468	258,820	199,071
Research and development expenses	25,752	15,779	68,796	46,912
Amortization of intangibles	15,567	10,446	39,883	31,608
Restructuring, impairment, and other charges	3,413	772	4,265	1,998
Total operating expenses	134,951	94,465	371,764	279,589
Operating income	121,870	120,107	406,624	292,845

Interest expense	8,399	4,602	17,069	13,901
Foreign exchange loss	18,191	3,154	40,051	8,315
Other (income) expense, net	(698)	(1,240)	9,789	(10,867)
Income before income taxes	95,978	113,591	339,715	281,496
Income taxes	20,510	21,537	59,713	49,634
Net income	$75,468	$92,054	$280,002	$231,862

Earnings per share:
Basic	$3.05	$3.74	$11.32	$9.43
Diluted	$3.02	$3.69	$11.21	$9.31

Weighted-average shares and equivalent shares outstanding:
Basic	24,755	24,622	24,726	24,582
Diluted	24,988	24,926	24,986	24,904

Comprehensive income	$47,280	$87,100	$218,262	$227,491

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
(in thousands)	October 1, 2022	September 25, 2021
OPERATING ACTIVITIES
Net income	$280,002	$231,862
Adjustments to reconcile net income to net cash provided by operating activities:	183,942	96,824
Changes in operating assets and liabilities:
Trade receivables	(56,431)	(83,793)
Inventories	(83,803)	(71,232)
Accounts payable	(3,838)	53,945
Accrued liabilities and income taxes	(4,399)	23,294
Prepaid expenses and other assets	(2,034)	(10,236)
Net cash provided by operating activities	313,439	240,664

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(532,772)	(110,646)
Purchases of property, plant, and equipment	(77,773)	(57,526)
Net proceeds from sale of property, plant and equipment, and other	565	2,561
Net cash used in investing activities	(609,980)	(165,611)

FINANCING ACTIVITIES
Net proceeds (payments) of credit facility	373,125	(30,000)
Cash dividends paid	(41,055)	(36,648)
All other cash provided by financing activities	(10,147)	5,771
Net cash provided by (used in) financing activities	321,923	(60,877)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(31,963)	(5,832)
(Decrease) increase in cash, cash equivalents, and restricted cash	(6,581)	8,344
Cash, cash equivalents, and restricted cash at beginning of period	482,836	687,525
Cash, cash equivalents, and restricted cash at end of period	$476,255	$695,869

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Third Quarter			Year-to-Date
(in thousands)	2022	2021	% Growth /(Decline)	2022	2021	% Growth
Net sales
Electronics	$397,629	$347,240	14.5%	$1,121,626	$959,122	16.9%
Transportation	181,735	124,415	46.1%	548,266	386,262	41.9%
Industrial	79,516	67,926	17.1%	230,754	181,479	27.2%
Total net sales	$658,880	$539,581	22.1%	$1,900,646	$1,526,863	24.5%

Operating income
Electronics	$113,140	$100,524	12.6%	$339,675	$230,283	47.5%
Transportation	12,987	15,806	(17.8)%	57,604	55,380	4.0%
Industrial	12,178	6,571	85.3%	39,968	18,452	116.6%
Other(a)	(16,435)	(2,794)	N.M.	(30,623)	(11,270)	N.M.
Total operating income	$121,870	$120,107	1.5%	$406,624	$292,845	38.9%
Operating Margin	18.5%	22.3%		21.4%	19.2%

Interest expense	8,399	4,602		17,069	13,901
Foreign exchange loss	18,191	3,154		40,051	8,315
Other (income) expense, net	(698)	(1,240)		9,789	(10,867)
Income before income taxes	$95,978	$113,591	(15.5)%	$339,715	$281,496	20.7%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Third Quarter			Year-to-Date
(in thousands)	2022	2021	% Growth /(Decline)	2022	2021	% Growth /(Decline)
Operating Margin
Electronics	28.5%	28.9%	(0.4)%	30.3%	24.0%	6.3%
Transportation	7.1%	12.7%	(5.6)%	10.5%	14.3%	(3.8)%
Industrial	15.3%	9.7%	5.6%	17.3%	10.2%	7.1%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q3-22	Q3-21	YTD-22	YTD-21
GAAP diluted EPS	$3.02	$3.69	$11.21	$9.31
EPS impact of Non-GAAP adjustments (below)	1.26	0.26	2.32	0.73
Adjusted diluted EPS	$4.28	$3.95	$13.53	$10.04

Non-GAAP adjustments - (income) / expense
	Q3-22	Q3-21	YTD-22	YTD-21
Acquisition-related and integration costs (a)	$6.2	$2.0	$14.8	$3.4
Purchase accounting inventory adjustments (b)	6.8	—	11.6	6.8
Restructuring, impairment and other charges (c)	3.4	0.8	4.3	2.0
Gain on sale of fixed assets (d)	—	—	—	(0.9)
Non-GAAP adjustments to operating income	16.4	2.8	30.7	11.3
Other expense (income), net (e)	—	0.1	(0.5)	0.6
Non-operating foreign exchange loss	18.2	3.2	40.1	8.3
Non-GAAP adjustments to income before income taxes	34.6	6.1	70.3	20.2
Income taxes (f)	3.0	(0.4)	12.2	2.1
Non-GAAP adjustments to net income	$31.6	$6.5	$58.1	$18.1

Total EPS impact	$1.26	$0.26	$2.32	$0.73

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q3-22	Q3-21	YTD-22	YTD-21
Net sales	$658.9	$539.6	$1,900.6	$1,526.9
GAAP operating income	$121.9	$120.1	$406.6	$292.8
Add back non-GAAP adjustments	16.4	2.8	30.7	11.3
Adjusted operating income	$138.3	$122.9	$437.3	$304.1
Adjusted operating margin	21.0%	22.8%	23.0%	19.9%
Add back amortization	15.6	10.4	39.9	31.6
Add back depreciation	17.0	14.2	48.3	41.4
Adjusted EBITDA	$170.9	$147.5	$525.5	$377.1
Adjusted EBITDA margin	25.9%	27.3%	27.6%	24.7%

Adjusted EBITDA by Segment	Q3-22			Q3-21
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$113.1	$13.0	$12.2	$100.5	$15.8	$6.6
Add:
Add back amortization	9.7	4.7	1.2	6.8	2.4	1.2
Add back depreciation	9.4	6.7	1.0	8.7	4.6	0.8
Adjusted EBITDA	$132.2	$24.4	$14.4	$116.0	$22.9	$8.6
Adjusted EBITDA Margin	33.3%	13.4%	18.1%	33.4%	18.4%	12.7%

Adjusted EBITDA by Segment	YTD-22			YTD-21
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$339.7	$57.6	$40.0	$230.3	$55.4	$18.5
Add:
Add back amortization	22.5	13.7	3.7	$21.0	$7.1	$3.5
Add back depreciation	26.5	19.0	2.9	$25.0	$14.0	$2.5
Adjusted EBITDA	$388.7	$90.3	$46.5	$276.3	$76.5	$24.5
Adjusted EBITDA Margin	34.7%	16.5%	20.1%	28.8%	19.8%	13.5%

Net sales reconciliation	Q3-22 vs. Q3-21
	Electronics	Transportation	Industrial	Total
Net sales growth	15%	46%	17%	22%
Less:
Acquisitions	11%	49%	—%	18%
FX impact	(3)%	(7)%	(1)%	(4)%
Organic net sales growth	7%	4%	18%	8%

Net sales reconciliation	YTD-22 vs. YTD-21
	Electronics	Transportation	Industrial	Total
Net sales growth	17%	42%	27%	24%
Less:
Acquisitions	4%	46%	5%	14%
FX impact	(3)%	(5)%	(1)%	(3)%
Organic net sales growth	16%	1%	23%	13%

Income tax reconciliation
	Q3-22	Q3-21	YTD-22	YTD-21
Income taxes	$20.5	$21.5	$59.7	$49.6
Effective rate	21.4%	19.0%	17.6%	17.6%
Non-GAAP adjustments - income taxes	3.0	(0.4)	12.2	2.1
Adjusted income taxes	$23.4	$21.1	$71.9	$51.7
Adjusted effective rate	18.0%	17.6%	17.5%	17.1%
Free cash flow reconciliation
	Q3-22	Q3-21	YTD-22	YTD-21
Net cash provided by operating activities	$148.1	$114.3	$313.4	$240.7
Less: Purchases of property, plant and equipment	(21.7)	(24.9)	(77.8)	(57.5)
Free cash flow	$126.5	$89.4	$235.7	$183.2

Consolidated Total Debt	As of October 1, 2022
Consolidated Total Debt	$985.8
Unamortized debt issuance costs	5.0
Consolidated funded indebtedness	990.8
Cash held in U.S. (up to $400 million)	115.9
Net debt	$874.9

Consolidated EBITDA	Twelve Months Ended October 1, 2022
Net Income	$331.9
Interest expense	21.7
Income taxes	67.3
Depreciation	62.8
Amortization	51.0
Non-cash additions:
Stock-based compensation expense	23.3
Non-cash pension settlement charge	19.9
Purchase accounting inventory step-up charge	13.1
Unrealized loss on investments	14.6
Other	126.4
Consolidated EBITDA (1)	$732.0

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.2x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) reflected in SG&A, a total year-to-date gain of $0.9 million from the sale of a building within the Electronics segment 2021.
(e) 2022 year-to-date amount included $0.5 million gain from the sale of a building within Transportation segment. Q3 2021 included a $0.1 million charge for an asset retirement obligation related to the disposal of a business in 2019. 2021 year-to-date amount included $0.5 million of impairment charges on certain other investments.
(f) reflected the tax impact associated with the non-GAAP adjustments, and 2022 year-to-date amount include the one-time net benefit of $7.2 million that resulted from the dissolution of one of the Company’s affiliates.

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